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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-1 Indenture dated as of January 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-1)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                      333-109503-03           33-0705301
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)

1401 Dove Street                                             92660
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Newport Beach, California                                 (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

            8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax Matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IMH ASSETS CORP.

                                       By: /s/ Richard J. Johnson
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                                       Name:   Richard J. Johnson
                                       Title:  Chief Financial Officer

Dated: February 13, 2004